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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  March 5, 2002
                Date of report (Date of earliest event reported)


                                JagNotes.com Inc.
               (Exact Name of Registrant as Specified in Charter)


Nevada                             000-28761                     88-0380546
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(State or Other             (Commission File Number)           (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)


6865 SW 18th Street, Suite B13, Boca Raton, Florida                33433
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (561) 393-0605
               Registrant's telephone number, including area code


                                 Not Applicable
             (Former Name or Address, if Changed Since Last Report)

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Item 5.  Other Events.

On March 5, 2002, JagNotes.com Inc. (the "Company") announced procedures for stockholders to exchange their stock certificates representing shares of the Company's current common stock for the new Class A common stock and Series 1 Class B common stock of JAG Media Holdings, Inc. that will be issued pursuant to the Company's recapitalization plan, which was approved by stockholders of the Company at a special meeting held on February 21, 2002.

A copy of the press release of the Company, dated March 5, 2002, which describes the exchange procedures is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements,  Pro Forma Financial Information and Exhibits.

99.1     Press Release of the Company, dated March 5, 2002.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      JagNotes.com Inc.

Date: March 5, 2002                            By:    /s/ Gary Valinoti
                                                      -------------------
                                               Name:  Gary Valinoti
                                               Title: President & CEO





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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.       Description                                               Page
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99.1              Press Release of the Company, dated March 5, 2002          5